Exhibit 32.2

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

I, Michael S. Sarner, Chief Financial Officer of Capital Southwest Corporation, certify that, to my knowledge:

1
The Form 10-Q for the quarter ended September 30, 2018, filed with the Securities and Exchange Commission on November 7, 2018 (“accompanied report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.

Date: November 7, 2018	By:	/s/ Michael S. Sarner
Michael S. Sarner
Chief Financial Officer